                                                                EXHIBIT 10.67

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                                OPTION AGREEMENT


                                     BETWEEN


                         ORLANDO OPTION HOLDING, L.L.C.,

                                    OPTIONOR


                                       AND


                    TOWER REALTY OPERATING PARTNERSHIP. L.P.


                                    OPTIONEE



                            DATED: SEPTEMBER 22, 1997



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                                TABLE OF CONTENTS

                                                                            Page

1.       GRANT OF OPTION.......................................................2
2.       OPTION FEE............................................................2
3.       TERM OF OPTION........................................................2
4.       EXERCISE OF OPTION....................................................3
5.       OPTION PURCHASE PRICE; COSTS AND EXPENSES.............................3
6.       TITLE.................................................................4
7.       PROPERTY DECISIONS....................................................5
8.       BROKERAGE.............................................................5
9.       CONDEMNATION..........................................................6
10.      REPRESENTATIONS AND WARRANTIES........................................7
11.      NOTICES..............................................................10
12.      DEFAULT BY OPTIONOR..................................................12
13.      OPTIONOR'S RIGHT TO TERMINATE........................................12
14.      RIGHT TO INSPECT.....................................................12
15.      CLOSING DOCUMENTS....................................................13
16.      ENTIRE AGREEMENT.....................................................14
17.      AMENDMENTS...........................................................14
18.      WAIVER...............................................................15
19.      PARTIAL INVALIDITY...................................................15
20.      PARAGRAPH HEADINGS...................................................15
21.      GOVERNING LAW; CONSENT TO JURISDICTION...............................15
22.      COUNTERPARTS.........................................................16
23.      BINDING EFFECT.......................................................16
24.      ASSIGNMENT...........................................................16
25.      RECORDING............................................................16

EXHIBIT A       -       [PROPERTY DESCRIPTION]

                                      -i-
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                                OPTION AGREEMENT

                  THIS OPTION AGREEMENT (this "Option Agreement"), made as of the 22nd day of September, 1997, by and between ORLANDO OPTION HOLDING, L.L.C., a Delaware limited liability company having an office at 120 West 45th Street, New York, New York 10036, ("Optionor") and TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an office 120 West 45th Street, New York, New York 10036 ("Optionee").


                              W I T N E S S E T H:


                  WHEREAS, Optionor is or will be the fee owner of certain real property which is located in the City of Orlando, County of Orange and State of Florida and is designated as Tax Lot Parcel I.D.#23-22-29-1720-00250 and #23-22-29-5640-02010, as more particularly described on EXHIBIT A attached hereto (the "PROPERTY"); and
                  WHEREAS, Optionor desires to grant to Optionee and Optionee desires to accept certain options regarding the Property on the terms set forth herein.
                  NOW, THEREFORE, for good and valuable consideration and the mutual agreements herein contained, the parties covenant and agree as follows:

                  1.  GRANT OF OPTION.

                  (a) In consideration for the payment of the Option Fee (as hereinafter defined) Optionor hereby grants to Optionee an option (the "Option") to purchase the Property free and clear of all liens and encumbrances except as specifically provided otherwise herein.

                  (b) The parties agree that all deed, documentary stamp, transfer and similar taxes, if any, in connection with the grant of the Option, or the closing of title with respect thereto, shall be paid by Optionor.

                  2. OPTION FEE. Simultaneously with the execution of this Option Agreement, Optionee has paid to Optionor the sum of One Dollar ($1.00) (the "Option Fee").

                  3. TERM OF OPTION. The Option and all rights and privileges granted to Optionee hereunder shall be effective as of the date hereof, and shall continue until the earlier to occur of (i) the Option Closing (as hereinafter defined) or (ii) 11:59 P.M., Eastern Standard Time, on the fifth
(5th) anniversary of the date hereof (the "Option Expiration Date") (such period being hereinafter referred to as the "Option Period"), whereupon the Option shall expire and be of no further force and effect; provided, however, that if such failure to close by the expiration of the Option Period is due to a breach or default by Optionor hereunder or the failure of a condition precedent to Optionee's obligation to close hereunder, then the Option Period and the Option Expiation Date shall be, and be deemed to be, extended

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until such default has been cured or such condition precedent has been satisfied, as the case may be; provided, further, that if the failure to close is due to the failure of a condition precedent of Optionee's obligations to close and not due to a default by Optionor, then the Option Period and the Option Expiration Date shall in no event be extended beyond ninety (90) days. Time shall be of the essence with respect to the exercise of the Option by Optionee prior to the expiration of the Option Period.

                  4. EXERCISE OF OPTION. The Option may be exercised at any time during the Option Period by Optionee delivering to Optionor a written notice stating that Optionee elects to exercise the Option pursuant to the terms of this Option Agreement (the "Option Notice"). The Option Notice shall set forth a proposed closing date (the "Option Closing Date") for the closing of the purchase of the Property (the "Option Closing"), which date shall be no earlier than ten (10) business days after delivery of the Option Notice; provided that the Option Closing Date may be extended by Optionee (but not Optionor) one or more times as long as (i) the Option Closing occurs prior to the expiration of the Option Period and (ii) any such extension(s) of the Option Closing Date are made in good faith.

                  5.  OPTION PURCHASE PRICE; COSTS AND EXPENSES.

                  (a) The purchase price for the Property (the "Option Purchase Price") shall be Three Million, Eight Hundred Thousand and 00/100 Dollars ($3,800,000.00), payable by any of the following methods designated by the
Optionor:

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                      (i)  The delivery to the Optionor of a Bank Treasurer's
Check of a member Bank of the New York Clearing House, payable to the order of the Optionor; or,

                      (ii) wire or debit and credit transfer of

immediately available same day United States Federal Funds to one or more accounts to be designated by Optionor.

                  (b) Other than as specifically provided herein, each party shall be responsible for its own costs and expenses in connection with this Option Agreement and the transactions contemplated hereby.

                  6. TITLE. At the Option Closing, Optionee shall accept title free and clear of all liens, encumbrances and other exceptions, except the following (collectively, the "Permitted Encumbrances"):

                      (a) any taxes which are a lien but not yet due and payable; (b) water and sewer meter charges which are a lien but not yet due and payable;

                      (c) provisions of all zoning and land use laws and ordinances affecting the Premises; and

                      (d) all of the matters which to which title was subject when Optionor acquired the Property from Magnolia Associates, Ltd.

                  Notwithstanding anything contained herein to the contrary, the only representation or warranty Optionor shall be obligated to give Optionee in connection with Optionor's conveyance

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of the Property to Optionee is that Optionor has not encumbered the Property in any way.

         7.       PROPERTY DECISIONS.

                  Between the date hereof and the expiration of the Option Period (whether by lapse of time, termination, or the earlier conveyance of the Property to Optionee or its designee pursuant hereto) any decision relating to the Property shall be made in good faith by Optionor but shall ultimately be made in Optionor's sole discretion, provided that Optionor shall not take any action, or fail to take any action, which would result in waste or otherwise have a material adverse impact on the Property. Notwithstanding anything herein to the contrary, Optionor shall in no event have any right to sell, transfer, encumber (including encumbrances for utility easements), mortgage, pledge or convey all or any portion of the Property or this Option Agreement (other than as may be legally required pursuant to a condemnation of the Property) without the prior consent of Optionee, which consent may be granted or withheld in Optionee's sole discretion.

         8.       BROKERAGE.

         (a) Optionor and Optionee each agree, warrant and represent to each other that it has not dealt with any broker in connection with this Option or the acquisition of the Property contemplated hereby. Optionor and Optionee hereby agree to indemnify and hold each other harmless from and against any and all claims, demands, causes of action, loss, costs and expenses (including reasonable attorneys' fees) or other liability arising from or pertaining to

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any brokerage commissions, fees, or other compensation, which may be due by a party as a result of the breach by a party of its representation in the first sentence of this Section 8.

         (b) The provisions of this Section 8 hereof shall survive the Option Closing Date or the termination of this Option Agreement.

         9.   CONDEMNATION

              If, prior to the Option Closing Date or, if no Option Notice has yet been given, prior to the expiration of the Option Period, all or a portion of the Property is taken by eminent domain, Optionor shall promptly give Optionee written notice thereof and Optionee (but not Optionor) may, within ten
(10) days after the date of Optionor's notice, by notice to the other, elect to terminate this Option Agreement. If Optionee does not elect to terminate this Option Agreement, then the parties shall proceed to the closing (if the Option Notice has been or is subsequently given), without any abatement of the Option Price or any liability or obligation on the part of Optionor by reason of such taking; provided, however, that Optionor shall, at the closing (i) assign and turn over, and Optionee shall be entitled to receive and keep, the net proceeds of any award or other proceeds of such taking which may have been collected by Optionor as a result of such taking, and (ii) if none or less than all of the award or other proceeds shall have been collected, deliver to Optionee an assignment of Optionor's right to any such award or other proceeds which may be payable to Optionor as a result of such taking, less

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in either case any reasonable expenses incurred by Optionor by reason of such taking.

         10. REPRESENTATIONS AND WARRANTIES.

         (A) The following representations and warranties of Optionor are true and correct as of the date hereof and shall be true and correct on and as of the Option Closing Date (subject to be updated to reflect current information) with the same force and effect as if made at that time, and Optionor agrees to comply with each of the covenants contained herein:

                      (a) Optionor is a limited liability company, duly organized, validly existing and in good standing under the laws of the place of its formation;

                      (b) The execution and delivery of this Option Agreement and the other documents to be delivered hereunder by Optionor, the performance by Optionor of its obligations hereunder and under such other documents, and the consummation by Optionor of the transactions contemplated hereunder have been duly authorized; Optionor has the legal right, power and authority to enter into this Option Agreement and perform all of its obligations hereunder; and the performance by Optionor of its obligations hereunder will not conflict with, or result in a breach of, any of the terms, conditions and provisions of its certificate of formation or any contract, agreement or instrument to which Optionor is a party or by which it is bound, or to which it or any portion of its property is

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
         subject and (y) will not require the consent, approval, authority or order of any court or governmental agency that has not been previously obtained in writing and delivered to Optionor.

                      (c) There are no leases, tenancies, licenses or other rights of occupancy for any portion of the Property.

                      (d) There is no pending condemnation or similar proceeding affecting the Property or any portion thereof, nor has Optionor any knowledge that any such proceeding is contemplated.

                      (e) There are no actions, suits or proceedings pending or, to the knowledge of Optionor, threatened against or affecting Optionor or the Property or any portion thereof or relating to or arising out of the ownership or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality, except for personal injury claims or other claims covered by insurance.

                      (f) Optionor will not and has not entered into any agreement, other than this Option Agreement, to sell, encumber or dispose of any interest in the Property or any part thereof; and there are no options, rights of first offer, rights of first refusal or similar rights to acquire the Property in favor of any other party.

                      (g) Optionor is not a "non-foreign person" within the meaning of section 1445 of the United States Internal

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         Revenue Code of 1986, as amended, and the regulations issued thereunder.

         (B) The following representations and warranties of Optionee are true and correct as of the date hereof and shall be true and correct on and as of the Closing Date with the same force and effect as if made at that time:

                      (a) Optionee is a limited partnership duly organized, validly existing and in good standing under the laws of the state of its formation; and

                      (b) The execution and delivery of this Option Agreement and the performance by Optionee of its obligations hereunder has been duly authorized; Optionee has the legal right, power and authority to enter into this Option Agreement and perform all of its obligations hereunder; and the performance by Optionee of its obligations hereunder
         (x) will not conflict with, or result in a breach of, any of the terms, conditions and provisions of its certificate of limited partnership, any law, statute, rule or regulation, or order, judgment, writ, injunction or decree of any court or governmental instrumentality, or any contract, agreement or instrument to which Optionee is a party or by which it is bound and (y) will not require the consent, approval, authority or order of any court or governmental agency that has not been previously obtained in writing and delivered to Optionor.

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             The representations and warranties contained in this Article 10 shall survive the delivery of any deed pursuant hereto for a period of one (1) year; provided, however, that any claim based upon any alleged breach of any such representations and warranties must be asserted in writing on or prior to the first (1st) anniversary of the date on which any deed is delivered pursuant hereto, otherwise each party hereto will be deemed to have irrevocably waived any such claim not so asserted in writing on or prior to such first (1st) anniversary. Notwithstanding the foregoing, Optionor shall not be liable for the inaccuracy of any representation which related to the period prior to the date of its acquisition of the Property or which resulted from any misrepresentation by the party from whom Optionor acquired title to the Property.

         11. NOTICES. All notices, demands or other communications shall be in writing and shall be sent to the party to whom the notice, demand or other communication is directed at the following addresses:

                  If to Optionor,

                           Orlando Option Holding, L.L.C.
                           c/o Feldman Equities
                           120 West 45th Street, 24th Floor
                           New York, New York  10036
                           Attention:  Lawrence H. Feldman

                  With a copy to:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attention:  Bradley A. Kaufman, Esq.

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                  If to Optionee,

                           Tower Realty Operating Partnership, L.P.
                           c/o Tower Realty Trust, Inc.
                           120 West 45th Street, 24th Floor
                           New York, New York  10036
                           Attention:  Lawrence H. Feldman

                  With a copy to:

                           Battle Fowler LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attention:  Bradley A. Kaufman, Esq.

Each party may designate a change of address (or additional or substitute parties for notice) by notice to the other party, given at least fifteen (15) days before such change of address is to become effective. All notices, demands or other communications shall be sent either by (i) personal delivery with receipt acknowledged in writing, (ii) United States Mail, postage prepaid, as a registered or certified item, return receipt requested, (iii) national prepaid overnight delivery service. Each notice, demand or other communication sent by hand delivery or by national prepaid overnight delivery service shall be effective when received or refused by the party to whom the same is directed. Each notice, demand or other communication sent by certified or registered mail shall be deemed given on the date of receipt or refusal as indicated on the return receipt. Either party hereto may change the address for notice, demand or other communication specified above by giving the other party five (5) business days' advance written notice of such change of address. Any notice, demand or

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other communication may be given either by a party hereto or by such party's attorney.

         12.      DEFAULT BY OPTIONOR.

                  If Optionor shall default in the performance of any of its obligations hereunder, then Optionee shall have the right, at its election, to
(a) sue for and receive compensation and reimbursement for all of its damages and expenses (including, without limitation, its reasonable legal fees and expenses) in connection with the transactions contemplated by this Option Agreement (but not consequential damages), and reimbursement of all amounts paid hereunder and/or (b) receive specific performance of the terms of this Option Agreement and reimbursement of its legal fees and expenses in connection with seeking such specific performance.

         13. OPTIONOR'S RIGHT TO TERMINATE. Optionee acknowledges that Optionor is not currently the owner of the Property and that Optionor's obligations under this Option Agreement are conditioned upon Optionor's acquisition of the Property. In the event that Optionor does not acquire the Property on or before December 31, 1997, this Option Agreement shall automatically terminate.

         14.      RIGHT TO INSPECT.

                  (a) Optionee may, at reasonable times and upon reasonable notice to Optionor, at Optionee's sole expense, cause the Property to be inspected by such engineers, architects and others acting on behalf of Optionee, as Optionee may designate.

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
Any inspections shall be performed in a manner that will not interfere with the use and operation of the Property.

                  (b) Optionee shall defend, indemnify and hold harmless Optionor from and against all losses, costs, damages, claims and liabilities (whether arising out of injury or death to persons or damage to the Property or otherwise) arising out of or in connection with any inspections, studies, tests or surveys it performs on the Property, or from entry by Optionee or any of its agents on the Property. This clause shall survive the closing or the earlier termination of this Option Agreement.

         15.      CLOSING DOCUMENTS. At the Option Closing:

         (a) Optionor, at its sole cost and expense, shall execute and deliver (or cause to be executed and delivered) to Optionee the following:

                  (i) one or more Limited Warranty Deeds, so as to convey to Optionee marketable fee title to each parcel comprising the Property, free of all liens and encumbrances other than Permitted Exceptions, which Deed shall be in recordable form, duly executed and acknowledged and shall have affixed thereto, at Optionee's sole cost and expense, any requisite surtax and documentary tax stamps, in proper amount; (ii) a "non-foreign person affidavit" that meets the requirements of Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended, and contains Seller's taxpayer identification number;

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                  (iii) such documents as are reasonably required by Optionee evidencing the authorization of the sale of the Property by Optionor; and

                   (iv) such other customary affidavits as may be reasonably required by the title insurance company which will be issuing a commitment for title insurance with respect to the Property in connection with the sale of the Property from Optionor to Optionee.

         (b) Optionee, at its sole cost and expense, shall execute and deliver (or cause to be executed and delivered) to Optionor such documents as are reasonably required by Optionor evidencing the authorization of the purchase of the Property by Optionee.

         (c) Optionor and Optionee shall each execute and deliver such tax returns, forms, affidavits and such other documents as are required or necessary to be delivered in order to consummate the transfer of title to the Property.

         16. ENTIRE AGREEMENT. This Option Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

         17. AMENDMENTS. This Option Agreement may not be changed, modified or terminated, except by an instrument executed by the parties hereto who are or will be affected by the terms of such instrument.

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         18. WAIVER. No waiver by either party of any failure or refusal to comply with its obligations shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

         19. PARTIAL INVALIDITY. If any term or provision of this Option Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Option Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Option Agreement shall be valid and be enforced to the fullest extent permitted by law.

         20. PARAGRAPH HEADINGS. The headings of the various paragraphs of this Option Agreement have been inserted only for the purposes of convenience, and are not part of this Option Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Option Agreement.

         21. GOVERNING LAW; CONSENT TO JURISDICTION. This Option Agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York, without regard to principles of conflict of laws. Each of the parties irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York located in New York County, City of New York and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding relating to this Option Agreement or any of the transactions contemplated

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hereby or thereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or, if such suit, action or proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York located in New York County, City of New York.

         22. COUNTERPARTS. This Option Agreement may be executed in several counterparts, each of which shall constitute the same instrument.

         23. BINDING EFFECT. This Option Agreement may not be changed or terminated orally nor shall any provision hereof be waived orally. This Option Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

         24. ASSIGNMENT. The rights of Optionee hereunder may be assigned or transferred by Optionee, without the consent of Optionor, and upon such assignment such assignee shall become the Optionee hereunder. In no event will the original Optionee named herein be relieved of any of its obligations hereunder.

         25. RECORDING. The Parties hereto agree to execute in recordable form a Memorandum of this Option Agreement, which either party may record.

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                  IN WITNESS WHEREOF, the parties hereto have executed this
Option Agreement as of the date and year first above written.

                                   OPTIONOR:

                                   ORLANDO OPTION HOLDING, L.L.C., a
                                   Delware limited liability company

                                   By:/s/ Lawrence H. Feldman
                                      --------------------------
                                      Name:  Lawrence H. Feldman
                                      Title: Managing Member

                                   OPTIONEE:
                                   TOWER REALTY OPERATING PARTNERSHIP.
                                   L.P.

                                   By: Tower Realty Trust, Inc., a
                                       Maryland corporation, its
                                       general partner

                                       By:/s/ Lawrence H. Feldman
                                          --------------------------
                                          Name:  Lawrence H. Feldman
                                          Title: President

                                    EXHIBIT A

                              Property Description

Commitment No. 864-505464
Company File No. OR970818
Agent File No. 758-11


                               LEGAL DESCRIPTION

                                  EXHIBIT "A"

PARCEL A

THAT PART OF:

Block "A" and Lots 4 through 7, Block "B", of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO as recorded in Plat Book "C", page 70, Public Records of Orange County, Florida and Lots 25 and 26 of COOPER AND ATHA'S RESUBDIVISION, as recorded in Plat Book "G", page 30, Public Records of Orange County, Florida.

DESCRIBED AS FOLLOWS:

From the Northwest corner of Lot 1, Block "B" of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO as recorded in Plat Book "C", page 70, Public Records of Orange County, Florida, run North 89 degrees 50' 08" East 10.00 feet along the North boundary of said Lot 1 to the East right-of-way line of Orange Avenue, said East right-of-way line being a line parallel with and 10.00 feet East of Block "B" of said DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO; thence run South 00 degrees 13' 23" East along said East right-of-way line for 350.50 feet to the Point of Beginning, said Point of Beginning being on the North boundary of the South 20.00 feet of Lot 4, Block "B" thence continue South 00 degrees 13' 23" East for 240.00 feet to the Northerly right-of-way line of Park Lake Street (60 foot right-of-way), said Northerly right-of-way line being the South line of the North 20.00 feet of Lot 7, said Block "B", thence North 89 degrees 50' 08" East along said Northerly right-of-way line and along said South line of the North 20.00 feet of Lot 7 for 190.00 feet to the Southwest corner of Lot 25 of COOPER AND ATHA'S RESUBDIVISION as recorded in Plat Book "G", page 30, Public Records of Orange County, Florida, thence continue North 89 degrees 50' 08" East along said Northerly right-of-way line and along the South line of said Lot 25 and along the South line of Lot 26 of said COOPER AND ATHA'S RESUBDIVISION for
64.65 feet to a point lying on the East line of the West 5.00 feet of said Lot 26; thence North 00 degrees 13' 23" West along said East line of the West 5.00 feet of said Lot 26 for 120.00 feet to the North line of said Lot 26 and the South line of the North 470.5 feet of Block "A" of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO as recorded in Plat Book "C", page 70, Public Records, Orange County, Florida; thence continue North 00 degrees 13' 23" West for 18.00 feet to the South line of the North 452.50 feet of said Block "A" thence South 89 degrees 50' 08" West along said South line of the North 452.50 feet of said Block "A" and the North line of the South 18.00 feet of Lot 5, Block "B" of said DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO for 128.65 feet, thence North 00 degrees 13' 23" West along the East line of the West 136.00 feet of Lots 5 and 4, Block "B", of said DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, said line parallel with and 126.00 feet East of aforesaid East right-of-way line of Orange Avenue, for 92.01 feet to the Point of Curvature of a curve concave Southwest and having a radius of 10.00 feet; thence Northwesterly along the arc of said curve, through a central angle of 89 degrees 56' 29" for 15.70 feet to the Point of Tangency of said curve; thence South 89 degrees 50' 08" West along the North line of the South 20.00 feet of said Lot 4 Block "B" of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO for 116.01 feet to the Point of Beginning.

                            (Continued on next page)

Commitment No. 864-505464
Company File No. OR970818
Agent File No. 758-11

PARCEL B

The South one-half of Lot 2, Block B, DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, according to the plat thereof, as recorded in Plat Book C, page 70, less the West 10 feet for street, Public Records of Orange County, Florida.

                                      AND

Lot 1 (Less the West 10 feet for right of way) and begin 33.1 feet East of the Northwest corner of Lot 2, run South 7.8 inches, East 157.3 feet, North 10.8 inches, West 157.3 feet to the Point of Beginning, Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, according to the plat thereof as recorded in Plat Book C, page 70, Public Records of Orange County, Florida.

                                      AND

Lots 1, 2 and 3 (Less begin Southwest corner of Lot 1, thence run North 150 feet, East 150 feet, thence South 150 feet to Southeast corner of Lot 3, thence West 150 feet to the Point of Beginning), F.A. LEWTER'S SUBDIVISION, according to the plat thereof as recorded in Plat Book G, page 24, Public Records of Orange County, Florida.

                                      AND

North 1/2 of Lot 2, Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, as per plat thereof recorded in Plat Book C, page 70, of the Public Records of Orange County, Florida; Less the West 10 feet for Street and Less begin 33.1 feet East of the Northwest corner of Lot 2, run South 7.8 inches, East 157.3 feet, North 10.8 inches, West 157.3 feet to the Point of Beginning.

THE ABOVE 4 PARCELS ARE ALSO KNOWN AS THE LEGAL DESCRIPTION BELOW:

Lot 1 and Lot 2, Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, according to the plat thereof as recorded in Plat Book C, page 70, Public Records of Orange County, Florida: (Less the West 10 feet for right-of-way).

                                      AND

Lots 1, 2 and 3, F.A. LEWTER'S SUBDIVISION, according to the plat thereof as recorded in Plat Book G, page 24, Public Records of Orange County, Florida, Less begin at a point on the West line of Lot 1, F.A. LEWTER'S SUBDIVISION at the Northeast corner of the South 1/2 of Lot 3, DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, according to the plat thereof as recorded in Plat Book C, page 70, Public Records of Orange County, Florida; thence East to the East line of Lot 3, F.A. LEWTER'S SUBDIVISION; thence South 149.5 feet to the Southeast corner of said Lot 3; thence West 150 feet to the Southwest corner of Lot 1, F.A. LEWTER'S SUBDIVISION; thence North 149.5 feet to the Point of Beginning.

                            (Continued on next page)


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
Commitment No. 864-505464
Company File No. OR970818
Agent File No. 758-11


PARCEL C

The South 1/2 of Lot 3 (Less the West 10 feet for street), Block "B". DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, according to the plat thereof as recorded in Plat Book C, page 70, Public Records of Orange County, Florida.

                                      AND

That part of Lots 1, 2, and 3 of F.A. LEWTER'S SUBDIVISION, according to the plat thereof as recorded in Plat Book G, page 24, Public Records of Orange County, Florida, described as follows:

Begin on the West line of Lot 1 of F.A. LEWTER'S SUBDIVISION at the Northeast corner of the South 1/2 of Lot 3, Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, as recorded in Plat Book C, page 70, Public Records of Orange County, Florida, run East 150 feet, more or less, to the East line of Lot 3 of F.A. LEWTER'S SUBDIVISION, thence South along said line 50 feet; thence West 150 feet, more or less, to the Southeast corner of the South 1/2 of Lot 3, Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, thence North along the Eastern boundary of said lot to the Point of Beginning.

                                      AND

The North 50 feet of Lot 4, (Less the West 10 feet for right-of-way), Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, Plat Book C, page 70, Public Records of Orange County, Florida AND that part of Lots 1, 2, and 3 of F.A. LEWTER'S SUBDIVISION, Plat Book G, page 24, Public Records of Orange County, Florida described as follows:

Begin on the West line of Lot 1 of F.A. LEWTER'S SUBDIVISION at the Northeast corner of Lot 4, Block "B", DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO as recorded in Plat Book C, page 70, Public Records of Orange County, Florida, run East 150 feet, more or less to the East line of Lot 3, of F.A. LEWTER'S SUBDIVISION, thence South along said line 50 feet, thence West 150 feet, more or less to the Southeast corner of the North 50 feet of Lot 4, of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, described above, thence North along the Western boundary of said Lot 1 to the Point of Beginning.

PARCEL D:

The North 1/2 of Lot 3, Block "B" of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, according to the plat thereof as recorded in Plat Book "C", page 70, Public Records of Orange County, Florida, Less the West 10 feet thereof.



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
Commitment No. 864-505464
Company File No. OR970818
Agent File No. 758-11

PARCELS B, C AND D ARE ALSO DESCRIBED AS THE FOLLOWING:

THAT PART OF:

DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO, as recorded in Plat Book "C", page 70. Public Records of Orange County, Florida, and Lots 1 through 3 of F.A. LEWTER'S SUBDIVISION as recorded in Plat Book "G", page 24, Public Records of Orange County, Florida, described as follows:

From the Northwest corner of Lot 1, Block "B", of DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO as recorded in Plat Book "C", page 70, Public Records of Orange County, Florida, run North 89 degrees 50' 08" East 10.00 feet along the North boundary of said Lot 1 to a point on the East right-of-way line of Orange Avenue, said East right-of-way line being a line parallel with and 10.00 feet East of, when measured at right angles to, the West boundary of Lots 1 through 7, Block "B", of said DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO; said point also being the Point of Beginning; thence run South 00 degrees, 13' 23" East, along said East right-of-way line 320.50 feet to a point on the South line of the North 50.00 feet of Lot 4; thence run North 89 degrees 50' 08" East
190.00 feet to the Southeast corner of said North 50.00 feet of Lot 4. Block "B"; thence continue North 89 degrees 50' 08" East 149.45 feet to the West boundary of Lot 4 of F.A. LEWTER'S SUBDIVISION as recorded in Plat Book "G", page 24, Public Records of Orange County, Florida, said point being North 00 degrees, 10' 53" West 49.50 feet from the Southwest corner of said Lot 4; thence run North 00 degrees 10' 53" West 320.50 feet to the Northwest corner of said Lot 4; thence run South 89 degrees 50' 08" West, along the North boundary of Lots 1, 2 and 3 of the aforesaid F.A. LEWTER'S SUBDIVISION and along the North boundary of the aforesaid DR. R.A. MILLER'S ADDITION TO THE TOWN OF ORLANDO for
339.68 feet to the Point of Beginning.

Being the same property as Tract I (Remaining Property), a portion of the property conveyed to Magnolia Associates, Ltd., a Florida limited partnership, by that certain Special Warranty Deed from Olympia & York Southeast Equity Corp., a Florida corporation, dated March 1, 1994, and recorded on March 3, 1994, in Official Records Book 4706, page 2478, Public Records of Orange County, Florida


                            END OF LEGAL DESCRIPTION





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